TRANSAMERICA PARTNERS FUNDS GROUP

and

TRANSAMERICA PARTNERS FUNDS GROUP II

Supplement to the Currently Effective Prospectuses and Summary Prospectuses

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Transamerica Partners High Quality Bond

Transamerica Partners Institutional High Quality Bond

Effective immediately, the following replaces the information in the Prospectuses and Summary Prospectuses for each of Transamerica Partners High Quality Bond and Transamerica Partners Institutional High Quality Bond (the “funds”) relating to Merganser Capital Management, LLC under the section entitled “Management.” Transamerica Asset Management, Inc. continues to serve as the portfolio’s investment adviser.

Sub-Adviser:	Portfolio Managers:
Merganser Capital Management, LLC	Peter S. Kaplan, CFA, Portfolio Manager since 1990
Jennifer K. Wynn, CFA, Portfolio Manager since 2016

The following replaces the information in the Prospectuses relating to the funds under the section entitled “Shareholder Information – Portfolio Manager(s)”:

Name	Sub-Adviser	Positions Over Past Five Years
Peter S. Kaplan, CFA	Merganser Capital Management, LLC	Portfolio Manager of the fund since 1990; Employee of Merganser Capital Management, LLC since 1986
Jennifer K. Wynn, CFA	Merganser Capital Management, LLC	Portfolio Manager of the fund since 2016; Employee of Merganser Capital Management, LLC since 2000; Co-Team Leader of Short Term product

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Investors Should Retain this Supplement for Future Reference

January 4, 2016